UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2016

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices) (Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 4, 2016, Parsley Energy, Inc., through its subsidiary, Parsley Energy, L.P. (together, the “Company”), completed the previously announced acquisition (the “Acquisition”) contemplated by the Purchase and Sale Agreement, dated August 15, 2016 (as amended, the “Purchase Agreement”), by and between Parsley Energy, L.P. and BTA Oil Producers, LLC, et al. Pursuant to the Purchase Agreement, the Company acquired certain producing oil and gas properties and undeveloped acreage in Glasscock County, Texas, for approximately $391 million, subject to customary post-closing adjustments. The Company funded the Acquisition using a portion of the net proceeds from the equity and debt offerings of the Company and its affiliates that closed on August 19, 2016.

The purchase price was determined based on arm’s length negotiations. Prior to the Acquisition, there were no material relationships between BTA Oil Producers, LLC, on the one hand, and the Company or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement and the First Amendment thereto, which are attached as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated August 15, 2016, by and between Parsley Energy, L.P. and BTA Oil Producers, LLC, et al.

2.2*	First Amendment to Purchase and Sale Agreement, dated October 4, 2016, by and between Parsley Energy, L.P. and BTA Oil Producers, LLC, et al.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel

Dated: October 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated August 15, 2016, by and between Parsley Energy, L.P. and BTA Oil Producers, LLC, et al.

2.2*	First Amendment to Purchase and Sale Agreement, dated October 4, 2016, by and between Parsley Energy, L.P. and BTA Oil Producers, LLC, et al.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such exhibits and schedules to the U.S. Securities and Exchange Commission upon request.